UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2007
VOCUS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-51644	58-1806705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4296 FORBES BOULEVARD LANHAM, MARYLAND	20706

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (301) 459-2590
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 26, 2007, Vocus, Inc. (the “Company”) issued a press release announcing (i) that it has filed an amendment to the registration statement for its previously-announced proposed follow-on public offering, (ii) its reaffirmation of the guidance for the first quarter and full year 2007 initially included in the Company’s press release, dated February 5, 2007, as furnished in its Current Report on Form 8-K filed on February 5, 2007 and (iii) that it currently expects to announce its financial results for the first quarter of 2007 in early May 2007. The text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
     The information in this Item 7.01 of this Current Report on Form 8-K and the accompanying exhibit is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

99.1	Press Release by Vocus, Inc., dated March 26, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2007

VOCUS, INC.

By:	/s/ Stephen Vintz

Stephen Vintz
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release by Vocus, Inc., dated March 26, 2007.